NICHOLAS LIMITED EDITION, INC.

Supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information, each dated January 28, 2026, as supplemented.

Dated October 19, 2026

The Board of Directors (the “Board”) of Nicholas Limited Edition, Inc. (“Nicholas Limited”) met on October 13, 2026, and approved the reorganization of Nicholas Limited (“Reorganization”) into the Janus Henderson Venture Fund (“Acquiring Fund”), a series of Janus Investment Fund. The Reorganization of Nicholas Limited is subject to approval by its shareholders and certain other conditions.

Nicholas Company, Inc. (“Nicholas Company”), the investment adviser to Nicholas Limited, recommended that the Board approve the Reorganization in connection with its decision to exit the mutual fund investment advisory business. Nicholas Company proposed the Reorganization after reviewing other alternatives and determining that the Reorganization, and the proposed reorganizations of other Nicholas Company-advised mutual funds (together with Nicholas Limited, the “Nicholas Funds”) into series of Janus Investment Fund, were in the best interests of shareholders of the Nicholas Funds and would give such shareholders access to a large and stable mutual fund platform. The Board has also determined that the Reorganization is in the best interests of Nicholas Limited and its shareholders. Nicholas Company and Janus Henderson Investors US LLC will bear the direct costs related to the Reorganization.

The Reorganization will occur pursuant to an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for Nicholas Limited to transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund, and the Acquiring Fund’s assumption of Nicholas Limited’s liabilities. Shareholders of Nicholas Limited will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of Nicholas Limited held by such shareholders as of the closing date of the Reorganization.

The Acquiring Fund has a substantially similar investment objective and principal investment strategies, and somewhat similar principal risks, as Nicholas Limited. Janus Henderson Investors US LLC serves as investment adviser to the Acquiring Fund, and is primarily responsible for the day-to-day portfolio management of the Acquiring Fund.

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and is not expected to result in the recognition of gain or loss by Nicholas Limited or its shareholders for U.S. federal income tax purposes.

At any time before the Reorganization, shareholders may redeem their shares as described in Nicholas Limited’s prospectus.

Shareholders of Nicholas Limited will receive a combined proxy statement/prospectus with additional information about the Reorganization and the Acquiring Fund. The proxy statement/prospectus will be mailed to Nicholas Limited shareholders as of the record date determined by the Board. The proxy statement/prospectus will contain additional information comparing the investment objectives, risks, principal investment strategies and fundamental investment policies of Nicholas Limited to the Acquiring Fund. The proxy statement/prospectus will also include a summary of the Plan and discussion of any anticipated portfolio repositioning in connection with the Reorganization. Shareholders of Nicholas Limited are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the Securities and Exchange Commission’s website at www.sec.gov.

The Board will call a shareholder meeting at which shareholders of Nicholas Limited will be asked to consider and vote on the Plan. If the required shareholder approval for the Reorganization is obtained, the Reorganization is currently expected to take effect early in the second quarter of 2027. The Reorganization will only be implemented if shareholders of each of the other Nicholas Funds also approve the proposed reorganizations into other series of Janus Investment Fund that they are being asked to approve. Shareholders of Nicholas Limited should carefully consider the investment objectives, risks, charges and expenses of Nicholas Limited and the Acquiring Fund.

You may also obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to Nicholas Limited or by visiting its website at https://www.nicholasfunds.com/Nicholas-Limited.htm.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.